EXHIBIT 99.1
Polaris Annual Meeting April 20, 2006

Gregory R. Palen Chairman of the Board of Directors

Polaris Annual Meeting April 20, 2006

Thomas C. Tiller Chief Executive Officer Bennett J. Morgan President and Chief Operating Officer

2005 in Summary Good year by most measures, however, results fell short of our expectations The 2005 scorecard: Sales increased $97 million to $1.87 billion Net income from continuing operations increased 5% to $144.3 million 24th consecutive year of earnings per share growth Earnings per share increased 8% to $3.29 per share (before stock option expensing impact) Return on shareholders' equity was 39% Debt to total capital ratio remained at comfortable 5% Share price declined in 2005 after 2 years of over 50% appreciation; finishing 26% lower than a year ago. Our 5 year total return remains a respectable 23% per year. Dow Jones 10.4 -8.9 58.5 48.5 2.8 178.8 Nasdaq 30.6 38.6 34.6 31.6 Recreational Vehicles Index 45.9 46.9 45 43.9 Russell 2000 S&P 500 Polaris Dow Jones Nasdaq Recreational Vehicles Index Russell 2000 S&P 500 179% Polaris 3% 49% 59% -9% 10% Total Return to Shareholders Polaris vs. Market Indices Five-Year Total Return (2001-2005)

2005 in Summary - Positives Victory broke through In the fourth quarter of 2005, Victory delivered its first profitable quarter Retail sales grew in 2005 at ten times the pace of the overall motorcycle industry Momentum continues: The brand is stronger The dealer base is stronger, more confident The motorcycles are the best in the industry, measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality measured on quality

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 65 14 21 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2005 in Summary - Positives RANGERs and International sustained double-digit growth Delivered solid growth in both RANGERs and ATVs outside North America, particularly Europe RANGERs growth double-digit Total International sales grew 20% in 2005, and is now over 12% of total Company sales 2005 ATV Business North America Traditional ATVs RANGERs International ATVs Becoming a bigger part of Polaris' total ATV business

2005 in Summary - Positives Parts Garments & Accessories (PG&A) delivered solid performance PG&A continued its consistent record of good sales growth, generating high margins and execution across the board Continued to introduce new products including : Additional Lock & Ride accessories for ATVs and RANGERs Prospector Track system for ATVs 1999 2002 2003 2004 2005 2006 Guidance East 158 203 223 251 274 274 19 North 45.9 43.9 PG&A Sales +9% (in millions) $203 $223 $251 $274

2005 in Summary - Made Three Strategic Moves KTM partnership Purchased 25% of Austrian motorcycle manufacturer KTM KTM is the second largest motorcycle manufacturer in Europe Completion of R&D Center in Wyoming, Minnesota Product innovation one of Polaris' competitive advantages $35 million investment in the future of Polaris Restructured the retail financial services, eliminating the risk while preserving the income potential Removed all credit and funding risks from Polaris Eliminated the need for our $50 million deposit Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure Income stream is expected to be comparable to the prior structure

2005 in Summary - Disappointments Execution in the snowmobile division was below expectations The overall ATV and snowmobile markets slowed in North America Commodity prices hurt our gross margins Experienced increased inventory levels

2006 - The Road Ahead 2005 was a successful but challenging year In 2006 we will focus on: Improving our execution Getting factory inventory back in line and assisting dealers in reducing their inventory Executing the KTM cooperative projects Driving innovation Longer-term, nothing happened in 2005 that has swayed us from our goals or caused us to lose confidence in our strategies to reach them

The Road Ahead - 2006 and Beyond Three Strategic Goals Grow to $3 billion in sales by 2009 Expand net margins to 9% by 2009 Build a dominant brand with industry-leading product quality and distribution HOW? A number of opportunities exist to achieve the sales and net margin objectives, including: Continue the rapid growth in Victory Motorcycles, RANGERs, and International business Sustain or modestly expand market share in North America ATVs Potential execution of Phase II of the KTM strategic partnership Fix our snowmobile business

2006 - The Road Ahead Bennett J. Morgan President and Chief Operating Officer

Triumph BMW Ducati Aprilia The Road Ahead - 2006 and Beyond Continue Rapid Growth in Victory Motorcycles The Motorcycle Market Major Competitors Harley Davidson Honda Yamaha Kawasaki Suzuki Polaris Outlook for Industry Long-Term Continue solid growth in Cruisers and Touring Demographics favorable at least through 2010 Customers want unique designs - "Attention Getting" models U.S. Motorcycle Market Top Three On-Highway Segments 1995 - 2005 Market Trends Demographics favorable Harley Davidson continues to drive market Cruiser Sportbike Touring 95 100.838 49.508 31.341 96 121.367 48.768 32.159 97 129.367 51.399 39.496 98 151.95 60.445 51.62 99 183.979 76.439 65.182 1 222.438 95.269 80.42 1 263.851 114.348 90.2 2 299.996 114.101 99.395 3 315.34 123.119 104.197 4 325 145 110 5 335.724 163.709 129.614 Solid Growth Combined growth was 5% in 2005 Units

The Road Ahead - 2006 and Beyond Continue Rapid Growth in Victory Motorcycles Continue Rapid Growth in Victory Motorcycles Continue Rapid Growth in Victory Motorcycles Continue Rapid Growth in Victory Motorcycles Continue Rapid Growth in Victory Motorcycles The 2006 Line-Up Vegas Jackpot Hammer Vegas 8-Ball Kingpin Touring Cruiser Ness Signature Series Arlen Ness Jackpot Corey Ness Jackpot Competitive Advantage The new American motorcycle Highest quality motorcycle in the industry Custom inspired styling Modern performance technology Progressive engineering

The Road Ahead - 2006 and Beyond Utility Vehicles - Continue Rapid Growth in RANGERs The Market - Utility Vehicles Worldwide Utility Industry Growth Major Competitors John Deere Kawasaki Yamaha Kubota Arctic Cat Other players Polaris Outlook for Industry Long-Term Continued fast growth Increased competitive product Continued shift from base ATVs to utility Market Trends Increase in product offerings Some shift from traditional ATVs to utility vehicles More versatile products Estimated Worldwide Market Size ^ $2.0 billion Rapid Growth 25% in 2005

XP Midnight Blue XP Super Graphite Flame XP Browning Edition The 2006 Line-Up RANGER TM RANGER 4x4 EFI RANGER XP EFI RANGER 6x6 EFI Limited Edition Models 500 EFI Mossy Oak(tm) The Road Ahead - 2006 and Beyond Utility Vehicles - Continue Rapid Growth in RANGERs Competitive Advantage "Hardest working; Smoothest riding" Independent rear suspension Industry - exclusive speed key Lock & Ride cargo system On-demand true all-wheel drive Largest payload

Honda Kawasaki Suzuki Other Asians The Road Ahead - 2006 and Beyond Continue Rapid Growth in International Business Major Competitors Kymco Yamaha Aeon SMC Polaris Outlook for Industry Long-Term Continued growth driven by: Ability to legally travel on-road to trails 35-46 year-old motorcycle riders "getting into" sport Utility + fun Car license vs. difficult to obtain motorcycle license The Market - International Europe ATV Evolution 1998-2008 * Polaris Estimate 2005 Market - $1.8 Billion Estimated Market Size For Polaris Products* Polaris Subsidiaries France Australia/NZ UK Sweden/Norway Finland Russia Germany Italy Spain Portugal Others Japan * Polaris Estimate 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 East 20000 30000 35000 42000 61000 90000 110000 125000 130000 135000 138000 19 North 45.9 43.9 Estimate Unit Sales

The Road Ahead - 2006 and Beyond Continue Rapid Growth in International Business Polaris' 2006 Line-Up Sportsman 500E Quad ATP 330 Quad Phoenix 200 Quad Trailboss 330 Quad Scrambler 500E Quad Competitive Advantage Higher quality product Stronger brand "American Made" seen as better by consumer International Revenue Mix - 2005 Victory ATV Snowmobile PG&A East 72 15 13 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Victory 0% ATV/Utility 72% Snowmobile 15% PG&A 13% Polaris International Sales Growth 1999 2001 2002 2003 2004 2005 East 68 83 90 142 194 233 $83 $141 $90 $194 +20% $233 International Growth 107% 296% 160% in millions

The Road Ahead – 2006 and Beyond

Sustain or Modestly Expand Share in North America ATVs



The Market – North America


Units
North America ATV Industry Growth
1000
900
800
700
600
500
400
300
200
100
0
New Market
3-wheeler Safety Concerns
- New, bigger products
- More accessories
- Greater utility applications
- Large industry
- More competitors
- Economic concerns

Major Competitors	Market Share % (approximate)
▪ Honda	30+%
▪ Polaris	20+%
▪ Yamaha	20+%
▪ Kawasaki	Low Teen's
▪ Suzuki	Low Teen's
▪ Arctic Cat	Mid single digit
▪ Bombardier	Low single digit
▪ John Deere	Low single digit

Estimated Market Size

- North America ≈ $5.2 billion
- Worldwide ≈ $6.5 billion

Polaris Outlook for Industry Long-Term

- Expect modest but slower growth over next several years
- Increased volatility

20

POLARIS

The Road Ahead - 2006 and Beyond Sustain or Modestly Expand Share in North America ATVs 2006 News - Five All New Vehicles Returning Products in line Hawkeye Sportsman 450 Sawtooth Outlaw Sportsman 800 EFI 700 EFI 700 Twin 500 HO/EFI 6x6 Youth Sportsman 90 Predator 90 Predator 50 Recreation/Utility Magnum 330 4x4 Trail Boss 330 High Performance Predator 500 Predator TLD Sport Scrambler 500 Trail Blazer 250 Phoenix 200 Competitive Advantage Full featured product Premium ride and handling Brand Strong dealer base Product innovation Sportsman X2 (Two-up ATV)

The Road Ahead – 2006 and Beyond
Fix our Snowmobile Business



The Market – Snowmobiles

Worldwide Snowmobile Industry Retail


In Units
300,000
250,000
200,000
150,000
100,000
50,000
0
Consistent snowfall
Cold winters
New products
Lack of Snowfall
86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06

Low = 104k, High = 261k, Currently 150k

Competitors

- Bombardier
- Arctic Cat
- Yamaha

Estimated Worldwide Market Size

- ≈ $700 million

Polaris Outlook for Industry Long-Term

- Potential for modest growth with more normal snow fall
- 90% repeat buyers
- Innovation and snow fall will continue to be the key drivers
- Industry remains profitable

22

POLARIS

The Road Ahead - 2006 and Beyond Fix our Snowmobile Business The 2007 Model Year Line-Up The 2007 Model Year Line-Up 700 HO CFI 600 HO CFI IQ "Standard & Dragon model" IQ LX FST IQ Cruiser New for 2007 Total Line-Up Performance 600 HO IQ 600 HO CF IQ Dragon FST IQ Mountain Trail RMK 136 600 HO RMK 144/155 Dragon RMK Touring Luxury 340 LX 550 LX 600 HO IQ LX CFI FST IQ LX Trail Sport SuperSport 500 XC SP 120 Crossover 600 HO Switchback 600 HO CFI Switchback FST Switchback Utility Widetrak LX Competitive Advantage Brand History of Company 50% fewer snowmobile chassis' and engines in the line-up for model year 2007 Sizing the business for the current market size Touring 340 Touring Trail Touring DLX FS IQ Touring 600 HO CFI IQ Touring FST IQ Touring FST IQ Cruiser

Summary 2006 - In Summary First quarter 2006 results met expectations Second quarter sales and earnings will decrease from 2005 as announced last week Results for the 2nd half of 2006 are expected to be better than the 1st half of 2006 Full Year 2006 results now expected to be about flat with 2005 We are not happy with these modest projections We remain committed to our strategic goals and running this business to deliver shareholder value over the long run

The Road Ahead Thomas C. Tiller Chief Executive Officer

The Road Ahead - 2006 and Beyond - KTM Why KTM? Growing by acquisition is a good idea for Polaris Slower growth in core businesses Low debt/strong cash flow make it manageable Experienced Polaris management team can drive the benefits Consistent with our strategic direction - "The Chart" Polaris has carefully evaluated every potential opportunity in our industry for several years KTM is the best option for Polaris: A quality company with outstanding track record Highly complimentary with existing business Long relationship with management The deal is structured to balance risk and reward Motorcycles are critical for long term growth, brand and distribution development, and financial performance Potential Execution of Phase II of KTM Strategic Partnership

The Road Ahead - 2006 and Beyond Potential Execution of Phase II of KTM Strategic Partnership The Goals... Grow to $3 Billion in Sales by 2009 Expand net margins to 9% by 2009 Build a dominant brand with industry-leading product quality and distribution Product Innovation Build strength and share in existing strong businesses Dominance mindset in ATVs, Snowmobiles, and Utility Vehicles Waves of new products - planned and executed flawlessly Gradually build powertrain capability to control our destiny Expand PG&A and Financial Services through integrated offerings Achieved by... Areas that eventually could be positively impacted by the Polaris/KTM Partnership Growth Initiatives A leaner, stronger, more profitable dealer network - 1500-1700 in North America A bigger, stronger Victory motorcycle business Global expansion - focused in Europe first At least one "big" product idea derived from existing technology World-class technology development Relentless focus on productivity to fuel our growth - global sourcing The best team in the powersports industry, fueled with a consuming passion for the customer, the dealer, and the ride Dominant in Powersports

The Road Ahead - 2006 and Beyond Potential Execution of Phase II of KTM Strategic Partnership Snowmobiles $ 0.7B Utility Vehicles $ 2.0B ATVs $ 6.5B Motorcycles ~ $ 25.0B Biggest market Polaris participates in. Polaris currently has less than 1% share of the total market. 2005 Estimated Worldwide Market Sizes

The Road Ahead - 2006 and Beyond Potential Execution of Phase II of KTM Strategic Partnership Potential Benefits Polaris KTM Strengths North America ATVs Cost/Efficiency Europe Motorcycles Racing Opportunities Europe Motorcycles High Performance Engines North America ATVs Cost/Efficiency We Help Each Other

The Road Ahead - 2006 and Beyond Potential Execution of Phase II of KTM Strategic Partnership Who is KTM? "READY TO RACE" Builds race-ready motorcycles for competitive as well as recreational riding Wins races - 120 World Championships Recent Wins: DAKAR RALLY: 6 consecutive wins (2001-2006) MOTOCROSS: MX3 World Champion SUPERCROSS: Runner-up in the U.S. Nationals 125 cc, 2 runner-up titles (U.S. Nationals East/West) CROSS COUNTRY: Champion title in U.S off-road series, the GNCC ENDURO: 3 World Championship titles SUPERMOTO: Championship title for S1 ROAD RACING: Design Engineer World Champion at the 125 cc Insights gained from motor sport racing circuit are passed directly into series production Adventure tours Customer loyalty Brand awareness

The Road Ahead - 2006 and Beyond Potential Execution of Phase II of KTM Strategic Partnership Background Austrian-based company founded in 1953 Largest non-Japanese off-road motorcycle company in the world Best known for its racing heritage, the company has won 120 world championship titles KTM's philosophy is to develop engines and chassis for racing and then transfer it to series production motorcycles Operations 1,500 employees; 1,400 independent dealers; 50 distributors worldwide KTM's facilities include: 65,000 square-foot R&D facility in Mattighofen, Austria 250,000 square-foot main assembly facility in Mattighofen, Austria 60,000 square-foot engine assembly facility in Munderfing, Austria 110,000 square-foot suspension facility in Malden, The Netherlands 40,000 square-foot North American headquarters and distribution facility in Amherst, Ohio, USA

The Road Ahead - 2006 and Beyond Potential Execution of Phase II of KTM Strategic Partnership KTM Product Offerings - KTM offers more than 23 different off-road and on-road motorcycles, ranging in engine size from 50 cc to 990 cc. Source: KTM Management Motocross Segment Enduro Segment Rally Youth Racing Naked/Standard/Traditional Super Moto Related Parts, Garments, and Accessories

KTM SUPER DUKE On Road Sport Bike Precision and Agility 990 Super Duke

The Road Ahead – 2006 and Beyond
Potential Execution of Phase II of KTM Strategic Partnership

KTM Power Sports AG



Stefan Pierer, CEO

Studied Business and Energy Management at the Montanuniversität in Leoben, Austria. HOVAL GmbH in Marchtrenk, Upper Austria (sales management/authorized officer). Founder of CROSS Industries AG, investment company, Wels (Focus on Austrian industrial companies), M&A activities, CEO of KTM Power Sports AG, and since 1992 Chief Executive Director of KTM Sportmotorcycle AG, Mattighofen.



Rudolf Knünz, Chairman of Supervisory Board

MBA from INSEAD/Fontainebleau and a doctorate in economics from University of Innsbruck, Austria. Employed as an international consultant for 11 years (Metra Proudfoot Int'l., Consens Consulting Group AG). Founder of CROSS Industries AG, investment company, Wels (Focus on Austrian industrial companies), and since 1992 CFO of KTM Sportmotorcycle AG, Mattighofen.

34

The Road Ahead - 2006 and Beyond Potential Execution of Phase II of KTM Strategic Partnership Source: 7/19/2005 KTM Company Presentation found at www.KTM.com under Investor Relations/Company/Presentations CAGR 19.0% 17,257 20,554 26,214 28,794 34,097 45,648 61,723 70,514 76,815 80,356 CAGR 23.0% 78.3 95.1 112.8 116.3 160.3 229.7 314.1 375.7 402.4 451.2 KTM is Europe's second largest sport motorcycle manufacturer. 80% of sales through wholly-owned subsidiaries. Top 5 Markets: USA Germany France Australia Italy KTM Unit Sales KTM Sales (in Euros) Growth Drivers: Improved dealer network, new products. Sales by Regions: 67% Europe 21% North America 12% Other countries Sales by Products 65% Off-road 13% On-road 6% Sportminis 16% Related Products In millions

The Road Ahead - 2006 and Beyond Potential Execution of Phase II of KTM Strategic Partnership Future Growth of KTM Further penetration of on-road motorcycle market with focus on Europe by introducing new models Expansion into Eastern-European markets Expansion of "Related Products" OEM supply of KTM engines and WP suspensions to other companies Entering the ATV market segment with KTM brand Cooperation with Polaris (Synergies) Concept study of the KTM ATV

The Road Ahead - 2006 and Beyond Potential Execution of Phase II of KTM Strategic Partnership Deal Overview - Phase I During phase I, the companies will be run separately: We have representatives on each others Board We communicate regularly We are conducting seven joint projects Phase I Objectives Determine the cultural fit - can we work together? Evaluate the synergies - are they real and how big are they? How? By utilizing the seven joint projects: North American Distribution European Distribution Manufacturing Sourcing and Logistics Engines Co-Development of ATVs Dealer Financing

The Road Ahead - 2006 and Beyond Potential Execution of Phase II of KTM Strategic Partnership Deal Overview - Phase II KTM management has the first option to buy our shares back Polaris has the second option, but not the obligation, to buy KTM management's shares Price is based on PII's market multiples (Sales, EBITDA, Net Income) applied to KTM's GAAP adjusted financials in 2007 The majority of KTM management's consideration will be in Polaris stock Phase II Objectives Begin discussions in Spring 2007 Will require both parties consent to go forward All joint projects have been structured to enable "unwinding" Expect the price and incremental financial leverage to be manageable Much of consideration will be Polaris stock Pierer and Knunz will be involved in combined company If the Phase II deal doesn't happen, we do not anticipate any material negative effects to Polaris

The Road Ahead - 2006 and Beyond Potential Execution of Phase II of KTM Strategic Partnership What if it Works? Polaris - With a Successful Phase II Transaction: Bigger & stronger in motorcycles ~30% of revenue Cruisers - Sport Bikes Dirt Bikes - NEW PRODUCTS COMING Much stronger internationally ~30% of revenue Becoming a global company Stronger in sport ATVs Stronger in engines and technology More efficient and flexible, utilizing European and N.A. manufacturing Even more diverse than today Across both products and geography Three solid brands - Victory, KTM, Polaris

Summary In Summary Our Strategic Goals remain unchanged Our Balance Sheet is healthy Our underlying businesses remain strong Our Management team is the strongest it has ever been and our employee owners are energized I remain confident that Polaris is well positioned to achieve our long term strategic goals of $3 billion in sales and a 9 percent net margin by 2009

Private Securities Litigation Reform Act of 1995 Polaris Industries Inc. Disclosure Litigation Statement Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.

Thank you Questions?

Polaris Annual Meeting April 20, 2006